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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Trimeris, Inc.:

     We consent to the use of our report included and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP

Raleigh, North Carolina
September 26, 2002